

ADVAXIS IMMUNOTHERAPIES™

Corporate Presentation
July 2018

Nasdaq: ADXS

Forward-Looking Statements

ADVAXIS IMMUNOTHERAPIES™

This presentation contains forward-looking statements, including, but not limited to, statements regarding Advaxis' ability and strategies to develop and commercialize cancer immunotherapies, timing of planned clinical trials and regulatory milestones, potential partnership opportunities and the safety and efficacy of Advaxis' proprietary immunotherapies. These forward-looking statements are subject to a number of risks including the risk factors set forth from time to time in Advaxis' SEC filings including, but not limited to, its report on Form 10-K as well as its Forms 10-Q and 8-Ks, which are available at http://www.sec.gov.

Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law.

Investment Highlights

ADVAXIS IMMUNOTHERAPIES™

- Global immuno-oncology market is forecasted to exceed **$100B** in the next few years
- Current immuno-oncology market is dominated by checkpoint inhibitors (CPIs) that have somewhat limited efficacy in many tumor types
- Our solution: A differentiated approach to fight cancer which leverages our proprietary *Listeria monocytogenes* (*Lm*) platform with increasingly better payloads
  - Unique antigen-presenting platform which trains and mobilizes the immune system to attack cancer cells
  - Proof of concept demonstrated in cervical cancer with ADXS-HPV where we have seen a number of complete and partial responses
  - Intriguing early data in prostate cancer with ADXS-PSA
- Focusing on the neoantigen space, which has the potential to transform cancer treatment
  - Personalized, neoantigen product candidates (ADXS-NEO) in partnership with Amgen with first patient dosed in June 2018
  - Cancer-type specific product candidates targeting public neoantigens in high value tumor types (ADXS-HOT)
    - Plan to file four INDs for four different tumor types in our ADXS-HOT program by end of 2019
    - First IND submitted for non-small cell lung cancer (NSCLC) with first patient expected to be dosed by end of 2018
    - Second ADXS-HOT product candidate for prostate cancer; IND to be submitted by end of 2018

AXAL, or axalimogene filolisbac, is also known as ADXS-HPV

Clinical Pipeline Overview

ADVAXIS IMMUNOTHERAPIES™

	CANCER INDICATION		IND	PHASE 1	PHASE 2	PHASE 3
AXAL	AIM2CERV, High-Risk, Locally Advanced Cervical					
	Metastatic Cervical: Combination with durvalumab	AstraZeneca				
	HPV+ Head and Neck	~70% of head-and-neck cancers are HPV+	★			
ADXS-PSA	Metastatic Prostate Combination with KEYTRUDA® (pembrolizumab)	MERCK				
ADXS-NEO	Multiple Cancers by Targeting Personal Neoantigens	AMGEN				
ADXS-HOT	Non-Small Cell Lung		2018	IND Submitted		
	Prostate		★ 2018			
	HOT Construct 3*		★ 2019			
	HOT Construct 4*		★ 2019			

* Future ADXS-HOT constructs will be selected from the following five tumor types: Breast, colorectal, bladder, ovarian, head and neck cancers

Advaxis Funded | **Partner Funded**

★ = Planned

The *Lm* Platform: Foundational Science

ADVAXIS IMMUNOTHERAPIES™

_Lm_ vectors mimic natural infection and redirect immune response against cancer through:

1. **INNATE IMMUNITY:** *Enhanced antigen presentation activates multiple pathways* and alerts and trains the immune system

2. **ADAPTIVE IMMUNITY:** Mobilizes and generates a *cancer-specific T cell* response to attack the tumor

3. **CHANGES TO TUMOR MICROENVIRONMENT (TME):** *Reduces protective cells (Tregs and MDSCs) in the TME* that shield the tumor from the immune system

The *Lm* platform has been clinically evaluated in more than 500 patients across multiple clinical trials.

Lm Technology Evolution: Higher Number and Better Targets / Payload

ADVAXIS IMMUNOTHERAPIES™

ADXS-HPV (AXAL)

Clinical data: Prolonged survival and complete responses in cervical and anal cancer patients (monotherapy)

ADXS-PSA

Clinical evidence of disease stabilization and antigen spreading in prostate cancer patients along with reductions in levels of PSA

ADXS-NEO

Personalized, patient-specific products based on sequencing of each patient's tumor

ADXS-HOT

Cancer type-specific products based on commonly expressed public hotspot mutations and proprietary cancer antigens

Advaxis increasing focus on neoantigen programs

- Highly innovative targets
- Higher number of targets per drug candidate
- Optimized vector to enhance antigen presentation
- High value cancer indications

Why are We Focused on Neoantigens?

ADVAXIS IMMUNOTHERAPIES™

- Mutations cause cancer and also create neoantigens
- Neoantigens are only found in cancer cells which makes them good therapeutic targets
- T cells that target neoantigens are the common link among successful immunotherapies developed to date; e.g. checkpoint inhibitors, TILs
- Our Lm platform is effective at generating T cells that target multiple neoantigens
  - Preclinical data demonstrate that over 90% of neoantigens in an ADXS-NEO vector generated T cell responses that controlled tumor growth[1]
  - Large capacity allows for simultaneous presentation of greater than 20 neoantigens
- Neoantigen vaccines can work alone or in combination with other cancer therapies

[1]Presented at AACR 2018 by Coder et al

ADVAXIS
IMMUNOTHERAPIES™

ADXS-NEO



Patient-specific therapies targeting personal neoantigens based on sequencing of each patient's tumor

ADXS-NEO: *Lm* Platform in Personalized Medicine

ADVAXIS IMMUNOTHERAPIES™

- ADXS-NEO is a truly personalized approach, whereby the patient's immune system is activated to create a targeted T cell response to their personal neoantigens based on their unique mutations
- The *Lm* platform's impact on the immune system (i.e., innate immunity, adaptive immunity, and changes to the TME) provides potential for strong anti-cancer effects
- The *Lm* platform's capacity allows for targeting a large number of personal neoantigens
- Recognizing these attributes, Amgen partnered with Advaxis for the development of ADXS-NEO

In partnership with AMGEN®

The Personalized ADXS-NEO Approach

ADVAXIS IMMUNOTHERAPIES™

Massive Parallel Sequencing of tumor biopsies	Patient-specific Immunotherapies	Patient's Hospital or Treating Institution
Identify neoepitopes	Advaxis designs vector based on neoepitopes and bioengineers *Lm*	Treat patient with personalized immunotherapy vector programmed to his/her neoepitopes

Needle-to-needle in ~8 weeks

ADXS-NEO: Study Design In partnership with AMGEN

ADVAXIS IMMUNOTHERAPIES™

A Phase 1 dose-escalation study of ADXS-NEO expressing personal tumor antigens

★ First patient dosed June 2018

Tumor Types:

- Metastatic microsatellite stable **colon cancer**
- Metastatic squamous histology **head-and-neck cancer**
- **Metastatic non-small cell lung cancer**

Dose-escalation Phase
n = 9-18
3 + 3 design
1 x10^9, 2 x10^9, or
4 x10^9 CFU
Q3 weekly

Expansion Phase
n=30 (10 per tumor type)
Up to 1 year dosing

Endpoints:

Primary
Tolerability/Safety

Secondary
Clinical activity
RP2D

Exploratory
Immunological

CFU, Colony-Forming Unit; RP2D, Recommended Phase 2 Dose
ClinicalTrials.gov Identifier: NCT03265080

ADVAXIS IMMUNOTHERAPIES™

ADXS-HOT

Cancer-type specific therapies targeting commonly expressed public hot-spot mutations and proprietary cancer antigens

ADXS-HOT
Cancer-Type Specific Approach

ADVAXIS IMMUNOTHERAPIES™

- ADXS-HOT constructs target both public, or shared, hotspot neoantigens and multiple proprietary tumor associated antigen targets such as oncofetal antigens (OFAs) and cancer testis antigens (CTAs), providing broad patient coverage in most common tumor types
  - Hotspots are somatic mutations frequently observed in multiple patients, often in tumor driver genes contributing to oncogenesis
  - Many OFA/CTAs have primary roles in oncogenesis
  - Because of OFA/CTAs highly restricted tissue expression in cancer, they are attractive targets for immunotherapy
- ADXS-HOT constructs can include over 30 targets allowing for multiple shots on goal to control the tumor

ADXS-HOT
Program Overview

ADVAXIS IMMUNOTHERAPIES™

- Multiple high-value product opportunities
  - HOT products are cancer type specific
  - Lead products identified (NSCLC, prostate)
  - Over 10 constructs identified to-date
  - Exclusivity anticipated through 2037
- HOT constructs impact innate immunity, adaptive immunity and changes to the TME
- HOT product candidates contain a broad range of antigen targets making them suitable for all patients with a given tumor type; no personalization is required
- Off-the-shelf treatment; favorable cost of goods
- Approximately 2 months from concept to clinic
- First IND submitted for ADXS-503 (NSCLC); prostate IND to be submitted by end of 2018; 2 additional by end of 2019 selected from breast, colorectal, bladder, ovarian, head-and-neck cancers

ADVAXIS IMMUNOTHERAPIES™

Corporate Information



Intellectual Property

ADVAXIS IMMUNOTHERAPIES™

- Own or have rights to over 400 patents and applications
- Filing strategy provides for broad coverage opportunities across **multiple disease platforms** and **combination therapies**
- Multiple provisional applications submitted
  - Claims directed to composition of matter and methods
- IP portfolio includes patents and patent applications related to:
  - **Proprietary *Lm* Technology constructs** for multiple cancer indications:

    (Prostate, lung, pancreatic, bladder, breast, CRC, ovarian)
  - **Proprietary targets** engineered for shared **hotspot mutations** across various malignancies
  - **Proprietary targets** optimized for **tumor specificity**, **antigen** expression and **reactivity** with tumor-associated antigens
- Earliest patent coverage on platform *Lm* Technology will expire ≈ 2029

Partnerships

ADVAXIS IMMUNOTHERAPIES™

Program	Partner	Description
AXAL (axalimogene filolisbac)	Actively seeking partner for cervical cancer program	US and Europe development and commercial rights
ADXS-PSA	MERCK	Clinical collaboration with Keytruda
ADXS-NEO	AMGEN	Global license agreement
ADXS-HOT	In discussions with multiple parties	
ADXS-HER2	ARATANA THERAPEUTICS	Veterinary rights; US approval for canine osteosarcoma

Capital Structure and Cash Position

ADVAXIS IMMUNOTHERAPIES™

- 52.6 million shares outstanding, 61.4 million, fully diluted
  - 3.1 million warrants outstanding at an exercise price of $5.00, expiring in Oct '18
- Cash on hand: $58.8 million as of April 30, 2018 (no debt)
- Reduced cash burn in June 2018 to ~$50M/year

Executive Management Team

ADVAXIS IMMUNOTHERAPIES™



Kenneth A. Berlin
Chief Executive Officer

ROSETTA GENOMICS™
Ortho Clinical Diagnostics
Veridex LLC
Johnson & Johnson



Robert Petit
Chief Scientific Officer

Bristol-Myers Squibb Company
Pharmacia
MGI Pharma
AESGEN



Dr. Andres Gutierrez
Chief Medical Officer

Oncolytics Biotech Inc.
Bristol-Myers Squibb Company
SELLAS Life Sciences Group
Sunesis
Proteolix
BiOMARIN



Molly Henderson
Chief Financial Officer

IOVANCE Biotherapeutics
VirtualScopics
PricewaterhouseCoopers

Multiple Milestones Over Next 18 Months

ADVAXIS IMMUNOTHERAPIES™

PROGRAM	MILESTONE	TARGET / STATUS
ADXS-HPV (axalimogene filolisbac)	• Announce planned IST in Head and Neck Cancer	2018
ADXS-PSA	• Metastatic Prostate Ph1/2 Combination with pembrolizumab • Part B Monotherapy Combination Therapy Data (12-mo PFS and OS)	Q1 2019
ADXS-NEO	• Ph 1 clinical trial in MSS-CRC, H&N and NSCLC • First patient treated • Clinical data from initial cohort (safety, immunological, early signals of efficacy)	June 2018 2019
ADXS-HOT NSCLC	• IND Filing • First in Human	Submitted July 2018 End 2018
ADXS-HOT Prostate	• IND Filing	Submitted by End 2018
ADXS-HOT Other	• 2 additional IND Filings • Selected from Breast, bladder, ovarian, MSS-CRC, H&N	By End 2019

IST: Investigator sponsored trial; MSS-CRC: Microsatellite stable colorectal cancer; H&N: Head and neck cancer; NSCLC: Non-small cell lung cancer; IND Investigational New Drug

Pathway to Creating Shareholder Value

ADVAXIS IMMUNOTHERAPIES™

- Redefined company focus on high-value assets by streamlining the HPV program
  - Seeking partner for AXAL in cervical cancer in the US and Europe
  - Discussing IST opportunity for AXAL in HPV+ head-and-neck cancer
- Positioning the company for success in the neoantigen field
  - NEO:
    - First patient dosed in June 2018
    - Amgen partnership
  - HOT:
    - First IND submitted in June 2018 (NSCLC); second to be submitted by end 2018 (prostate)
    - 2 additional INDs planned by end of 2019, selected from breast, colorectal, bladder, ovarian, head-and-neck cancers
- Initiated plans to reduce cash burn by over 38% to approximately $50 million annually
  - Wind-down and/or partnering of non-focus programs
  - Reductions in headcount: 24% of work force
- Experienced executive team in place

ADVAXIS
IMMUNOTHERAPIES™

Thank you



Nasdaq: ADXS

Supporting Information



AXAL: GOG-0265 Efficacy Data

ADVAXIS IMMUNOTHERAPIES™

Demonstrated efficacy in proof-of-concept clinical trials in HPV-associated cancer

3 — HPV-associated cancers studied: cervical cancer, anal cancer, and head and neck cancer[1]

5 — Phase 2 trials[1,2]

2 — Registration phase 3 trials[1]

>250 — Patients enrolled/planned in phase 2 trials[1]

GOG-0265: Unprecedented improvement of survival rates in recurrent/metastatic cervical cancer[3]

12-month and median overall survival



Overall survival
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Number of patients: 50
Events: 42 (84%)
Censored: 8 (16%)
Median OS: 6.2 months
95%CI: (4.4–12.3)
12-month OS rate: 38%,
range 12.02–40.6 months
(n = 19/50; primary endpoint)
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42
Months
No. at risk:
50 47 35 25 22 21 19 13 9 4 3 3 3 3 3 3 2 1 1 1 1 0

- Represents a 52% improvement vs logistic model-predicted milestone survival rate of 24.5%
- The probability of this survival advantage being detected by chance vs a true treatment effect was 0.02
- 8 patients remain alive as of January 31, 2017

1. www.clinicaltrials.gov; registrational trial of AXAL + Opdivo in metastatic cervical cancer planned for 1H 2018
2. Herzog T, et al. Presented at the Annual Meeting of Society for Immunotherapy in Cancer. November 9-13, 2016. Washington DC. Poster 145.
3. Huh W, et al. Presented at the Annual Meeting on Women's Cancer. March 12-15, 2017.

Safety Profile of ADXS11-001

The largest clinical experience with *Lm*-based immunotherapies, is in 434 subjects treated with ADXS11-001, of which 192 are monotherapy

Treatment-related AEs (TRAEs) across clinical trials are mostly Grade 1 and 2, manageable and reversible

Further information available in the ADXS11-001 IB V15.

System Organ Class Preferred Term	n (%) Adverse Events (N=192)[a] All Grades	 Grade 3 or 4
Cardiac disorders		
Tachycardia	15 (7.8%)	0
Gastrointestinal disorders		
Diarrhoea	10 (5.2%)	1 (0.5%)
Nausea	54 (28.1%)	0
Vomiting	48 (25.0%)	1 (0.5%)
General disorders and administration site conditions		
Chills	91 (47.4%)	0
Influenza like illness	11 (5.7%)	0
Pain	10 (5.2%)	0
Pyrexia	70 (36.5%)	3 (1.6%)
Immune system disorders		
Cytokine release syndrome	15 (7.8%)	7 (3.6%)
Investigations		
Aspartate aminotransferase increased	13 (6.8%)	0
Blood alkaline phosphatase increased	11 (5.7%)	2 (1.0%)
Gamma-glutamyltransferase increased	15 (7.8%)	3 (1.6%)
Metabolism and nutrition disorders		
Decreased appetite	10 (5.2%)	0
Musculoskeletal and connective tissue disorders		
Back pain	12 (6.3%)	0
Myalgia	12 (6.3%)	0
Nervous system disorders		
Dizziness	14 (7.3%)	0
Headache	41 (21.4%)	0
Vascular disorders		
Hypotension	46 (24.0%)	12 (6.3%)

[a] Subjects who were dosed on or before 22 Dec 2017, including 24 subjects from study ADXS001-02 which had a 2:1 randomization between ADXS11-001 and placebo.
Note: Adverse events with onset on or before 22 Dec 2017 are included.

ADXS11-001 is also known as axalimogene filolisbac, or AXAL

The *Lm* Technology Key Characteristics and Competitive Advantages

ADVAXIS IMMUNOTHERAPIES™

Robust technology platform that has unique attributes[1]

Feature	Characteristics	Potential Competitive Advantages
***Lm* Attributes[2]**	• Access multiple I/O pathways including innate immune stimulation, T cell generation, and suppression of TME • Safety profile: Generally well tolerated across 500+ patients • Anti-cancer potential 2 demonstrated in clinical studies	✓ Unique validated delivery technology ✓ Versatile backbone across platforms from oncogenes to neoantigens
Flexibility / Capacity	• Able to target a large variety of tumor types • High capacity vector able to deliver large payload of antigens	✓ Wide range of clinical applications across oncology
Synergy with Other Mechanisms	• Checkpoint inhibitors, co-stimulatory agonists, radiation therapy, and others – demonstrated in preclinical models • Multiple ongoing clinical studies in combination with checkpoints	✓ Various label opportunities within a given indication ✓ Potential for commercial partnerships ✓ Potential to increase patient benefit
Mechanistic Effects	• "Built-in" adjuvants: Trigger multiple adjuvant pathways in the target immune compartments (e.g., T cell priming, destruction and disablement of Tregs and MDSCs)	✓ High performing internal adjuvant ✓ Avoids cost and development risk of separate adjuvants
Applicability	• Repeat dosing possible • No generation of neutralizing antibodies due to unique intracellular lifecycle of listeria	✓ Enables repeat dosing – desirable in oncology ✓ Viral vectors generate neutralizing antibodies

1 Attributes are based on preclinical and clinical experience, to date

2 References: High dose study, NCRI 2016 Liverpool UK; Medi combo study, SITC 2016, Nat Harbor, MD; GOG 265 study, SGO 2017, Nat Harbor, MD; BrUOG Anal Cancer IST, ASCO 2017, Chicago Ill; Fawcett study, ESMO 2017, Madrid, Spain; GOG biomarker study, ESGO 2017, Vienna Austria; ADXS-PSA study immune correlatives, CRI AACR 2017, Mainz Germany; ADXS-PSA study-immune correlatives SITC 2017, Nat Harbor, 2017; ADXS-PSA clinical data, ASCO 2018, Chicago Ill; Basu et.al., ADXS11-001 in mCC, Int J Gynecological Cancer, 2018, 4:765-772.

ADXS-NEO Preclinical AACR 2018 Poster

ADVAXIS IMMUNOTHERAPIES™

“Targeting frameshift mutations with a Listeria monocytogenes immunotherapy drives neoantigen-specific anti-tumor immunity in the MC38 and CT26 mouse tumor models”

Context:

- Frameshift mutations are estimated to generate up to nine times more neoantigens per mutation compared with in-frame mutations[1]
- Among neoantigen companies, only our *Lm* platform can accommodate full length frameshifts (>90 amino acids)

Result:

- Advaxis’ *Lm* platform has the *capacity to express and target frameshift mutations ≥150 amino acids* and generate multiple neoantigen-specific T cells per frameshift
- ADXS-NEO immunotherapy platform is a *potent inhibitor of the suppressive TME* by reducing numbers and suppressive phenotype of Tregs, MDSCs and TAMs
- ADXS-NEO can *control tumor growth* and *generate multiple neoantigen-specific CD8+ T cells* against frameshift mutations detected using whole exome sequencing

Our *Lm* platform is the only neoantigen asset with the bandwidth to target large frameshift mutations

Presented at AACR 2018 by Coder et al.

1. Turjalic S. Insertion-and-deeon-derived tumour-specific neoantigens and the immunogenic phenotype: a pan-cancer analysis. *Lancet Oncol.* 2017 Aug;18(8):1009-1021. doi: 10.1016/S1470-2045(17) 30516-8. Epub 2017 Jul 7

ADXS-HOT Preclinical AACR 2018 Poster

ADVAXIS IMMUNOTHERAPIES™

"Targeting Shared Hotspot Cancer Mutations with a Listeria monocytogenes *Immunotherapy Induce Potent Anti-Tumor Immunity"*

Objective:

- To identify and target common hotspot mutations and to determine if the ADXS-HOT platform could effectively target those hotspots and control tumor growth

Results:

- ADXS-HOT *enhanced antitumor efficacy* and *improved long-term survival*
- ADXS-HOT therapy *increased tumor-specific T cells* and significantly *decreased tumor-resident Tregs*

ADXS-HOT will move into the clinic in 2018 in NSCLC, with a total of four INDs in 2019 selected from among the following six tumor types: prostate, breast, colorectal, bladder, ovarian and head-and-neck cancers

Presented at AACR 2018 by Villarreal et al.

Other Data Presented at AACR 2018

Data shows that the Advaxis Lm-based immunotherapy platform continues to be a versatile and promising approach to treating cancer

- **Poster 1:** *Neoantigens that fail to elicit measurable T cell responses following peptide immunization can control tumor growth when delivered using a Listeria-based immunotherapy platform*
  - Conclusion: Data suggest that neoantigen expression using the *Lm*-based ADXS-NEO vectors may increase the ability to generate tumor controlling T cell responses at a greater level compared to adjuvant-peptide vaccination of the same neoantigens.

- **Poster 2:** *Targeting frameshift mutations with a Listeria monocytogenes immunotherapy drives neoantigen specific antitumor immunity in the MC38 and CT26 mouse tumor models*
  - Conclusion: The results of the study show that *Lm*-based ADXS-NEO vectors induce potent immune responses against tumor-specific frameshift mutations and control tumor growth

Presented at AACR 2018 by Codor et al.

Target Selection is Critical

ADXS-HOT targets hotspot mutations as well as proprietary oncofetal and cancer testis antigens

ADVAXIS IMMUNOTHERAPIES™

What is a "Hotspot" mutation?[1,2]

- Hotspots are somatic mutations frequently observed in multiple patients, often in tumor driver genes contributing to oncogenesis
- Genetic profiling of tumors has produced valuable insights into the hotspots observed in many different cancer types
- These hotspot mutations represent a source of "shared" or "common" neoantigens
- Hotspot targets in ADXS-HOT constructs are designed to generate epitopes to virtually any of the 12,500+ identified HLA Class I alleles and are prioritized agnostic to *in silico* algorithms[4]

What are OFA/CTAs?

- OFA/CTAs are expressed in up to 100% of patients within a cancer indication but are not expressed in healthy tissue of adult cancer patients (normally expressed only in embryonic tissues)
- Many OFA/CTAs have primary roles in oncogenesis
- Because of OFA/CTAs highly restricted tissue expression in cancer, they are attractive targets for immunotherapy

1. Garraway, L.A. & Lander, E.S. Lessons from the cancer genome. *Cell* 153, 17–37 (2013). 2. Vogelstein, B. et al. Cancer genome landscapes. *Science* 339, 1546–1558 (2013). 3. Chang et al. Identifying recurrent mutations in cancer reveals widespread lineage diversity and mutational specificity. *Nature Biotechnology* 34, 155–163 (2016). 4. Editorial. The Problem with neoantigen prediction. *Nature Biotechnology* 35, 97 (2017)